Revised

                             Computational Materials

                                  $341,424,000

                       CIT HOME EQUITY LOAN TRUST 1998-1

                              Home Equity Loan ABS

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[logo] Credit Suisse/First Boston

--------------------------------------------------------------------------------
First Chicago
Capital Markets, Inc.
--------------------------------------------------------------------------------

                            Computational Materials

                                  $341,424,000

                       CIT HOME EQUITY LOAN TRUST 1998-1

                              Home Equity Loan ABS

The analysis above has been prepared solely for informational purposes and is not an offer to by or sell or a solicitation of an offer to by or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

[logo] First Chicago Capital Markets, Inc.

MORGAN STANLEY DEAN WITTER          [logo]                         July 28, 1998
Asset Finance Group
ABS/MBS Capital Markets

                            Computational Materials

                                  $341,424,000

                       CIT HOME EQUITY LOAN TRUST 1998-1

                              Home Equity Loan ABS

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

           $341.424 Million CIT Home Equity Loan Trust, Series 1998-1

                      The CIT Group/Consumer Finance, Inc.
                           Seller and Master Servicer

                             Transaction Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Payment
         Class Size                    Expected Ratings  Average Life                    Window(4)             Day
Class(1) ($millions)   Tranche Type    (Moody's / S&P)   (years) (3)   Duration(3)        (months)            Count      Benchmark
====================================================================================================================================
  A-1      61.000    Fixed Sequential     Aaa / AAA      0.50 / 0.50   0.48 / 0.48    08/98-07/99 / 11       30 / 360   5.000% 1/00
  A-2      38.000    Fixed Sequential     Aaa / AAA      1.25 / 1.25   1.17 / 1.17    07/99-03/00 / 8        30 / 360   5.625% 10/99
  A-3      45.000    Fixed Sequential     Aaa / AAA      2.00 / 2.00   1.84 / 1.84    03/00-02/01 / 11       30 / 360   6.125% 7/00
  A-4      25.000    Fixed Sequential     Aaa / AAA      2.98 / 2.98   2.65 / 2.65    02/01-11/02 / 21       30 / 360   6.625% 7/01
  A-5      11.000    Fixed Sequential     Aaa / AAA      4.98 / 4.98   4.15 / 4.15    11/02-08/04 / 23       30 / 360   5.750% 8/03
  A-6      10.872    Fixed Sequential     Aaa / AAA      7.36 / 10.51  5.64 / 7.17    08/04-02/28 / 282      30 / 360   6.875% 5/06
  A-7      19.000       Fixed NAS         Aaa / AAA      6.49 / 6.82   5.16 / 5.34    05/02-01/13 / 128      30 / 360   7.500% 2/05
  A-8      51.317        Floater          Aaa / AAA      2.82 / 3.07   2.44 / 2.57    08/98-03/28 / 355  Actual / 360   1-mo. LIBOR
  M-1      23.046    Fixed Mezzanine       Aa2 / AA      5.23 / 5.82   4.25 / 4.54    12/01-03/28 / 315      30 / 360   5.875% 2/04
  M-2      19.632    Fixed Mezzanine        A2 / A-      5.16 / 5.75   4.16 / 4.45    10/01-03/28 / 317      30 / 360   5.875% 2/04
  B-1      11.950   Fixed Subordinate     Baa2 / BBB-    5.14 / 5.73   4.07 / 4.34    09/01-03/28 / 318      30 / 360   5.875% 2/04
B-2(2)     10.242   Fixed Subordinate      Ba2 / BB           --            --               --                --            --
B-3(2)     6.829    Fixed Subordinate       B2 / B            --            --               --                --            --
B-4(2)     8.536    Fixed Subordinate      Unrated            --            --               --                --            --
------------------------------------------------------------------------------------------------------------------------------------
 Total   $341.424           --                --              --            --               --                              --
------------------------------------------------------------------------------------------------------------------------------------

(1) All certificates are backed by a fixed- and adjustable-rate pool of home equity loans.
(2)   Classes B-2, B-3, and B-4 are not being offered.
(3) Average life and duration shown to 10% call, followed by maturity. See "Prepayment Speed" below.
(4)   Payment windows are shown to maturity.

Seller and
Master Servicer:                The CIT Group / Consumer Finance, Inc.

Trustee:                        The Bank of New York

Collateral:                     Fixed  and   floating-rate   home  equity  loans
                                secured by first and subordinate lien mortgages.
                                See "Collateral Description" within for more detail.

Prepayment Speed:

   Fixed-Rate Certificates:     All classes are priced at a prepayment  speed of
                                120% PPC which describes prepayments starting at 4.8% CPR in month 1, increasing by approximately
                                1.745% CPR per month to 24% CPR in month 12, and remaining at 24% CPR thereafter.

Floating-Rate Certificates:     Constant 27% CPR.

Expected Pricing Date:          Friday, July 31, 1998

Expected Settlement:            Monday,  August 10, 1998, through DTC, Euroclear
                                and CEDEL.

Distribution Dates:             The 15th of each  month,  beginning  August  17,
                                1998

Fixed Rate Class Available      All of the fixed rate  certificates  are subject
Funds Cap:                      to an available funds cap. The cap is calculated
                                as the weighted average net coupon on the mortgage loans less the Master Servicing Fee less certain component strip rates TBD.

Adjustable Rate Class Maximum   The class A-8  adjustable  rate class is subject
Variable Rate:                  due to this  available  funds  cap  WILL  NOT be
                                carried forward.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Transaction Highlights
                                   (continued)


Credit Enhancement:             The class A certificates will be credit enhanced
                                through  subordination  of the class M-1 through
                                B-4    certificates.    There    will    be   no
                                overcollateralization    in   the   transaction.
                                Realized losses will be allocated in reverse sequential order beginning with the unrated B-4
                                Class.

Unpaid Interest:                Any interest due but not paid is carried forward
                                and  paid  in  future   periods  to  the  extent
                                interest  funds  are  available.   Any  interest
                                carried forward amount WILL earn interest at the current certificate rate.

Optional Termination:           Optional   clean-up  call  at  10%  of  original
                                aggregate   mortgage  loan  principal   balance,
                                followed by a 5% mandatory auction call if the clean up call is not exercised.

Coupon Step Up:                 After  the  Clean-up  Date  and  should  the 10%
                                Clean-up Call not be exercised, the coupon on the class A-6 will increase by 0.75% and the spread to LIBOR on Class A-8 will double as an incentive for CIT to call the bonds.

Tax Status:                     REMIC

ERISA Eligibility:              The senior certificates are ERISA eligible;  All
                                other   Certificate   Classes   are  NOT   ERISA
                                eligible.

SMMEA Eligibility:              None of the certificates are SMMEA eligible.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                Credit Structure

o Interest Collections will by distributed in the following priority (note that the Class B-2, B-3, and B-4 certificates are not being offered hereby):

      1) Current interest and any interest carry forward amount (plus interest on this amount) to the class A certificates and Class IO certificates, pari passu;
      2)    Current interest to the class M-1 certificates;
      3)    Current interest to the class M-2 certificates;
      4)    Current interest to the class B-1 certificates;
      5)    Current interest to the class B-2 certificates;
      6)    Current interest to the class B-3 certificates;
      7)    Current interest to the class B-4 certificates;
      8)    Pay Master Servicing Fee;
      9)    Any excess to holder of the Class R certificates;

o Principal Collections before the step-down date or during a trigger event will be allocated as follows: Class A Principal Distribution Amount:

      1. To class A-8 floating rate certificates, a principal distribution amount sufficient to reduce the class A-8 balance to the ARM collateral ending balance;
      2.    To the Class A-7 certificates according to its schedule:

                  August 1998 - July 2001         0%
                  August 2001 - July 2003         45%
                  August 2003 - July 2004         80%
                  August 2004 - July 2005         100%
                  August 2005 and thereafter      300%

      3. Sequentially to Classes A-1 through A-6; 4. To Class A-7 until reduced to zero; 5. To Class A-8 until reduced to zero;

o Principal Collections after the step-down date or if no trigger event is in effect will be allocated as follows: Subordinate Class Principal Distribution Amount:

      1.    M-1 principal distribution to class M-1;
      2.    M-2 principal distribution to class M-2;
      3.    B-1 principal distribution to class B-1;
      4.    B-2 principal distribution to class B-2;
      5.    B-3 principal distribution to class B-3;
      6.    B-4 principal distribution to class B-4;

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                Credit Structure
                                   (continued)

o     Step-Down Date.

      -- The step-down date is the earlier to occur of (i) the later to occur of (x) the distribution date in August 2001 and (y) the first distribution date on which the percentage of subordinate classes is greater than or equal to [ %] (the "Senior Enhancement Percentage") and (ii) the distribution date on which the Class A certificates has been reduced to zero.

o     Loan Trigger Events.

            A trigger event will occur if the percentage of 60-day or more delinquent loans equals or exceeds a specified percentage of the Senior Specified Enhancement Percentage (47%) in which case no step-down will occur.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Collateral Description

The collateral pool will consist of a combination of first and junior lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property. Approximately 55% of the home equity loans have prepayment penalties in force to the maximum allowable on a state-by-state basis.

                                   Combined Fixed- and Adjustable-Rate Portfolio
                                   ---------------------------------------------

Total Outstanding Balance:         $341,424,511.24

Number of Loans:                   5,488

Average Remaining Balance:         $62,213 (range: $6,903.66 - $628,397.03)

Loan Type:                         o  84.97% Fixed-rate
                                   o  15.03% Adjustable-rate

Amortization Method:               o  79.34% Level Pay
                                   o  13.46% Call Loans
                                   o  7.20% Balloon

WA Gross Coupon:                   9.86% (range: 6.95% - 17.45%)

Original Weighted Average Term:    263 months

Remaining Weighted Average Term:   259 months

Seasoning:                         4 months

Lien Position:                     o  83.73% 1sts
                                   o  16.27% 2nds

WA CLTV Ratio:                     o  78.29% (100.36% max.)

Documentation:                     o  88.37% Full
                                   o  11.63% Other

Property Type:                     o  92.40% Single family
                                   o  4.32% 2-4 family
                                   o  3.22% Condo
                                   o  0.05% Townhouses
Owner Occupancy:                   o  95.08% Owner occupied
                                   o  4.92% Non-owner occupied

Loan Purpose:                      o  88.85% Refinance and/or Cashout
                                   o  11.15% Purchase

Geographic Distribution > 5%:      CA (10.06%), OH (9.13%), FL (7.29%),
                                   PA (6.74%), IN (6.40%), NY (5.05%)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Collateral Description
                                   (continued)

                                        Fixed-Rate Portfolio                     Adjustable-Rate Portfolio
                                        --------------------                     -------------------------
Total Outstanding Balance:              $290,107,437.54                          $51,317,073.70

Number of Loans:                        4,908                                    580

Average Remaining Balance:              $59,109 (range:  $6,903.66 -             $88,478 (range:  $9,757.88 -
                                        $628,397.03)                             $456,921.36)

Loan Type:                              0  44.36% Fixed - 30 Year                o  44.63% ARM - 2 Year / 1 Year
                                        0  32.42% Fixed - 15 Year                o  26.21% ARM - 2 Year / 6 Month
                                        0  14.75% Fixed - Call                   o  12.23% ARM - 3 Year / 1 Year
                                        0  8.47% Balloon - 15/30                 o  5.10% ARM - 1 Year
                                                                                 o  4.94% ARM - 2 Year / 1 Year Call
                                                                                 o  6.89% Other

Amortization Method:                    o  8.47% Balloon                         o  93.88% Level Pay
                                        o  76.78% Level Pay                      o  6.12% Call Loan
                                        o  14.75% Call Loan

WA Gross Coupon:                        9.90% (range:  6.95% - 17.45%)           9.64% (range:  7.05% - 13.99%)

WA Gross Margin / WA Life Cap:          N/A                                      6.02% / 15.67%

WA Periodic Interest Rate Caps:         N/A                                      1.76%

WA Months to Roll:                      N/A                                      19 months

Original Weighted Average Term:         248 months                               344 months

Remaining Weighted Average Term:        245 months                               341 months

Seasoning:                              4 months                                 4 months

Lien Position:                          o  81.17% 1sts                           o  98.19% 1sts
                                        o  18.83% 2nds                           o  1.81% 2nds

WA CLTV Ratio:                          77.95% (100.36% max.)                    80.20% (96.98% max.)

Documentation:                          o  89.70% Full                           o  80.88% Full
                                        o  10.30% Other                          o  19.12% Other

Property Type:                          o  92.27% Single family                  o  93.12% Single family
                                        o  4.50% 2-4 family                      o  3.53% Condo
                                        o  3.17% Condo                           o  3.35% 2-4 family
                                        o  0.06% Townhouses
Owner Occupancy:                        o  94.76% Owner occupied                 o  96.90% Owner occupied
                                        o  5.24% Non-owner occupied              o  3.10% Non-owner occupied

Loan Purpose:                           o  90.75% Refinance and/or Cashout       o  78.06% Refinance and/or Cashout
                                        o  9.25% Purchase                        o  21.94% Purchase

Geographic Distribution > 5%:           CA (9.99%), PA (7.58%), FL (7.38%),      OH (22.04%), CA (10.50%), FL (6.77%),
                                        OH (6.85%), IN (6.61%), NY (5.74%)       IL (6.46%), AZ (5.84%), MI (5.70%),
                                                                                 IN (5.19%)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Collateral Description
                                   (continued)

Fixed Portfolio
--------------------------------------------------------------------------------

1. Current Balance

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
    Current Balance                Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
    ----------------------------------------------------------------------------------------------------------------------------
    1 - 10,000                       28            259,266.75        0.09      11.757     9,260     79.502    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    10,001 - 20,000                 502          7,907,580.20        2.73      11.082    15,752     73.347     94.59      95.30
    ----------------------------------------------------------------------------------------------------------------------------
    20,001 - 30,000                 775         19,625,599.63        6.76      10.892    25,323     75.189     91.54      96.11
    ----------------------------------------------------------------------------------------------------------------------------
    30,001 - 40,000                 752         26,710,018.98        9.21      10.749    35,519     76.261     93.67      92.57
    ----------------------------------------------------------------------------------------------------------------------------
    40,001 - 50,000                 689         31,099,563.49       10.72      10.282    45,137     76.346     92.31      92.97
    ----------------------------------------------------------------------------------------------------------------------------
    50,001 - 60,000                 503         27,611,344.13        9.52      10.158    54,893     77.277     91.29      93.62
    ----------------------------------------------------------------------------------------------------------------------------
    60,001 - 70,000                 347         22,580,453.21        7.78       9.950    65,073     78.075     91.38      95.77
    ----------------------------------------------------------------------------------------------------------------------------
    70,001 - 80,000                 301         22,505,194.63        7.76       9.600    74,768     79.444     93.09      95.57
    ----------------------------------------------------------------------------------------------------------------------------
    80,001 - 90,000                 207         17,576,738.82        6.06       9.791    84,912     78.517     86.86      94.68
    ----------------------------------------------------------------------------------------------------------------------------
    90,001 - 100,000                170         16,151,798.79        5.57       9.447    95,011     78.015     89.29      97.69
    ----------------------------------------------------------------------------------------------------------------------------
    100,001 - 120,000               232         25,417,287.37        8.76       9.636   109,557     79.523     89.40      94.83
    ----------------------------------------------------------------------------------------------------------------------------
    120,001 - 140,000               117         15,203,223.27        5.24       9.425   129,942     80.455     93.31      93.23
    ----------------------------------------------------------------------------------------------------------------------------
    140,001 - 160,000                98         14,628,120.22        5.04       9.432   149,267     78.125     76.42      97.99
    ----------------------------------------------------------------------------------------------------------------------------
    160,001 - 180,000                50          8,463,617.15        2.92       9.215   169,272     80.603     81.80      95.98
    ----------------------------------------------------------------------------------------------------------------------------
    180,001 - 200,000                38          7,282,875.49        2.51       9.487   191,655     80.412     81.45      97.40
    ----------------------------------------------------------------------------------------------------------------------------
    200,001 - 220,000                27          5,653,719.63        1.95       8.869   209,397     78.053     84.88      92.69
    ----------------------------------------------------------------------------------------------------------------------------
    220,001 - 240,000                19          4,345,550.54        1.50       8.956   228,713     80.440     89.34      94.82
    ----------------------------------------------------------------------------------------------------------------------------
    240,001 - 260,000                12          2,972,515.14        1.02       9.251   247,710     79.780     83.27     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    260,001 - 280,000                10          2,692,628.60        0.93       9.037   269,263     82.940     79.58      90.02
    ----------------------------------------------------------------------------------------------------------------------------
    280,001 - 300,000                 5          1,454,702.73        0.50       8.688   290,941     84.516    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    300,001 - 320,000                 5          1,524,637.31        0.53       8.829   304,927     73.504     59.83     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    320,001 - 340,000                 4          1,337,509.92        0.46       8.879   334,377     79.746    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    340,001 - 360,000                 3          1,055,545.53        0.36       8.902   351,849     79.560    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    360,001 - 380,000                 5          1,828,910.14        0.63       8.973   365,782     78.963     59.95      80.15
    ----------------------------------------------------------------------------------------------------------------------------
    380,001 - 400,000                 4          1,568,719.79        0.54       8.541   392,180     76.434    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    400,001 >=                        5          2,650,316.08        0.91       8.609   530,063     77.860    100.00      83.34
    ----------------------------------------------------------------------------------------------------------------------------
    Total:                        4,908        290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
    ----------------------------------------------------------------------------------------------------------------------------

Min: 6,903.66
Max: 628,397.03
Average: 59,109.09

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2. Current Coupon

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
    Current Coupon                 Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
    ----------------------------------------------------------------------------------------------------------------------------
    6.501 - 7.000                     5            321,129.25        0.11       6.990    64,226     66.279    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    7.001 - 7.500                   106         11,298,387.18        3.89       7.408   106,589     74.982     98.21      99.82
    ----------------------------------------------------------------------------------------------------------------------------
    7.501 - 8.000                   293         25,353,078.52        8.74       7.896    86,529     73.886     94.86      99.12
    ----------------------------------------------------------------------------------------------------------------------------
    8.001 - 8.500                   354         28,029,391.91        9.66       8.342    79,179     75.063     94.89      98.10
    ----------------------------------------------------------------------------------------------------------------------------
    8.501 - 9.000                   526         36,251,540.15       12.50       8.826    68,919     76.384     94.71      97.99
    ----------------------------------------------------------------------------------------------------------------------------
    9.001 - 9.500                   528         31,792,583.24       10.96       9.332    60,213     78.440     88.89      93.59
    ----------------------------------------------------------------------------------------------------------------------------
    9.501 - 10.000                  685         45,531,237.28       15.69       9.819    66,469     79.933     89.41      89.99
    ----------------------------------------------------------------------------------------------------------------------------
    10.001 - 10.500                 461         24,799,592.00        8.55      10.349    53,795     77.699     83.02      92.50
    ----------------------------------------------------------------------------------------------------------------------------
    10.501 - 11.000                 566         28,847,432.35        9.94      10.835    50,967     78.333     80.34      92.61
    ----------------------------------------------------------------------------------------------------------------------------
    11.001 - 11.500                 313         13,884,065.23        4.79      11.323    44,358     78.579     84.08      95.40
    ----------------------------------------------------------------------------------------------------------------------------
    11.501 - 12.000                 339         14,813,046.57        5.11      11.848    43,696     81.326     84.78      93.18
    ----------------------------------------------------------------------------------------------------------------------------
    12.001 - 12.500                 202          8,628,494.40        2.97      12.347    42,715     81.551     90.68      93.49
    ----------------------------------------------------------------------------------------------------------------------------
    12.501 - 13.000                 209          8,200,231.35        2.83      12.799    39,236     82.811     91.16      96.29
    ----------------------------------------------------------------------------------------------------------------------------
    13.001 - 13.500                  71          3,061,065.63        1.06      13.316    43,114     77.708     90.31      94.77
    ----------------------------------------------------------------------------------------------------------------------------
    13.501 - 14.000                 137          4,916,150.01        1.69      13.898    35,884     85.935     92.75      98.11
    ----------------------------------------------------------------------------------------------------------------------------
    14.001 - 14.500                  45          1,913,792.21        0.66      14.211    42,529     76.861     96.71      82.16
    ----------------------------------------------------------------------------------------------------------------------------
    14.501 - 15.000                  25            929,630.86        0.32      14.807    37,185     80.084     97.44     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    15.001 - 15.500                  32          1,047,366.32        0.36      15.361    32,730     85.232     94.53     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    15.501 - 16.000                   4            176,275.02        0.06      15.752    44,069     68.615    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    16.001 - 16.500                   3            105,466.85        0.04      16.339    35,156     53.227    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    16.501 - 17.000                   2             76,563.49        0.03      16.950    38,282     60.136    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    17.001 - 17.500                   2            130,917.72        0.05      17.385    65,459     65.000    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    Total:                        4,908        290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
    ----------------------------------------------------------------------------------------------------------------------------

Min: 6.950
Max: 17.450
Weighted Average Coupon: 9.898

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

3. Stated Remaining Term

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
    Stated Remaining Term          Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
    ----------------------------------------------------------------------------------------------------------------------------
    49 - 60                          27            649,107.14        0.22       9.743    24,041     61.002     97.75      96.71
    ----------------------------------------------------------------------------------------------------------------------------
    61 - 72                           6            218,482.29        0.08       8.846    36,414     74.187    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    73 - 84                          19            482,670.17        0.17       9.468    25,404     67.880    100.00      88.34
    ----------------------------------------------------------------------------------------------------------------------------
    85 - 96                           3            108,298.47        0.04       8.943    36,099     58.252    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    97 - 108                          1             49,515.13        0.02      10.880    49,515     78.580      0.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    109 - 120                       280          8,781,554.94        3.03       9.900    31,363     69.766     95.21      97.37
    ----------------------------------------------------------------------------------------------------------------------------
    133 - 144                         6            293,301.09        0.10       9.250    48,884     80.786    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    145 - 156                         3            122,426.26        0.04       8.841    40,809     67.593    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    157 - 168                         3            141,418.21        0.05       9.061    47,139     91.442    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    169 - 180                     3,064        150,583,285.89       51.91      10.296    49,146     78.861     88.70      95.74
    ----------------------------------------------------------------------------------------------------------------------------
    181 - 192                         1            146,623.65        0.05       7.490   146,624     77.090    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    217 - 228                         2            128,530.15        0.04      10.468    64,265     69.426    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    229 - 240                       358         21,461,194.20        7.40       9.653    59,947     76.902     89.98      97.79
    ----------------------------------------------------------------------------------------------------------------------------
    289 - 300                        13          1,006,472.94        0.35       8.488    77,421     79.669    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    349 - 360                     1,122        105,934,557.01       36.52       9.406    94,416     77.715     90.34      92.44
    ----------------------------------------------------------------------------------------------------------------------------
    Total:                        4,908        290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
    ----------------------------------------------------------------------------------------------------------------------------

Min: 54
Max: 360
Weighted Average: 245

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

--------------------------------------------------------------------------------

4. Seasoning

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
    Seasoning                      Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
    ----------------------------------------------------------------------------------------------------------------------------
    2 - 3                          1,383        88,811,540.54       30.61       9.538    64,217     77.275     91.14      92.88
    ----------------------------------------------------------------------------------------------------------------------------
    4 - 6                          3,257       189,410,861.48       65.29       9.962    58,155     78.092     88.80      95.55
    ----------------------------------------------------------------------------------------------------------------------------
    7 - 12                           265        11,692,853.53        4.03      11.568    44,124     80.825     93.12      96.06
    ----------------------------------------------------------------------------------------------------------------------------
    13 - 18                            3           192,181.99        0.07      10.851    64,061     80.786    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    Total:                         4,908       290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
    ----------------------------------------------------------------------------------------------------------------------------

Min: 2
Max: 16
Weighted Average: 4

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

5. Combined Original LTV

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
    Combined Original LTV          Loans           Balance         Balance    Coupon     Balance     CLTV       Doc     Occupied
    ----------------------------------------------------------------------------------------------------------------------------
    5.01 - 10.00                      3             45,764.67        0.02       8.418    15,255      8.614    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    10.01 - 15.00                    12            330,268.95        0.11       8.958    27,522     13.085     75.09     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    15.01 - 20.00                    16            364,612.41        0.13      10.168    22,788     17.869     60.82      95.90
    ----------------------------------------------------------------------------------------------------------------------------
    20.01 - 25.00                    24            589,901.03        0.20       9.529    24,579     23.078     92.30      97.07
    ----------------------------------------------------------------------------------------------------------------------------
    25.01 - 30.00                    28            984,737.35        0.34       9.849    35,169     28.282     95.03      76.67
    ----------------------------------------------------------------------------------------------------------------------------
    30.01 - 35.00                    45          1,490,577.66        0.51       9.649    33,124     32.325     76.48      97.33
    ----------------------------------------------------------------------------------------------------------------------------
    35.01 - 40.00                    58          2,091,854.43        0.72       9.458    36,066     37.962     83.80      95.83
    ----------------------------------------------------------------------------------------------------------------------------
    40.01 - 45.00                    66          2,901,471.21        1.00       9.944    43,962     42.938     84.82      87.23
    ----------------------------------------------------------------------------------------------------------------------------
    45.01 - 50.00                    85          3,530,447.22        1.22       9.951    41,535     47.512     87.26      93.06
    ----------------------------------------------------------------------------------------------------------------------------
    50.01 - 55.00                    97          4,814,190.60        1.66       9.415    49,631     52.501     86.11      95.99
    ----------------------------------------------------------------------------------------------------------------------------
    55.01 - 60.00                   134          5,915,894.57        2.04       9.929    44,148     57.828     75.50      96.83
    ----------------------------------------------------------------------------------------------------------------------------
    60.01 - 65.00                   198         10,461,329.62        3.61      10.067    52,835     62.830     85.88      92.40
    ----------------------------------------------------------------------------------------------------------------------------
    65.01 - 70.00                   341         19,792,563.08        6.82      10.077    58,043     68.383     85.83      87.75
    ----------------------------------------------------------------------------------------------------------------------------
    70.01 - 75.00                   511         31,396,142.81       10.82       9.795    61,441     73.540     88.01      94.65
    ----------------------------------------------------------------------------------------------------------------------------
    75.01 - 80.00                 1,064         72,707,399.64       25.06       9.623    68,334     78.677     87.90      94.22
    ----------------------------------------------------------------------------------------------------------------------------
    80.01 - 85.00                 1,016         68,159,868.55       23.49       9.603    67,086     82.586     88.82      93.61
    ----------------------------------------------------------------------------------------------------------------------------
    85.01 - 90.00                   620         37,070,556.03       12.78       9.846    59,791     87.177     96.76      99.10
    ----------------------------------------------------------------------------------------------------------------------------
    90.01 - 95.00                   200         11,241,837.50        3.88      10.643    56,209     92.549     98.24     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    95.01 - 100.00                  382         15,979,808.81        5.51      12.056    41,832     99.029    100.00      99.82
    ----------------------------------------------------------------------------------------------------------------------------
    100.01 - 101.00                   8            238,211.40        0.08      12.554    29,776    100.136    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    Total:                        4,908        290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
    ---------------------------------------------------------------------------------------------------------------------------

Min: 7.69
Max: 100.36
Weighted Average: 77.95

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

6. Original LTV

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
    Original LTV                   Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
    ----------------------------------------------------------------------------------------------------------------------------
    0.01 - 5.00                       8            126,883.74        0.04      11.428    15,860     82.725     73.94     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    5.01 - 10.00                    154          4,065,743.74        1.40      11.032    26,401     80.021     71.46      98.60
    ----------------------------------------------------------------------------------------------------------------------------
    10.01 - 15.00                   293          8,344,149.24        2.88      10.978    28,478     79.225     76.68      99.55
    ----------------------------------------------------------------------------------------------------------------------------
    15.01 - 20.00                   380         12,028,861.67        4.15      11.473    31,655     82.819     81.82      98.49
    ----------------------------------------------------------------------------------------------------------------------------
    20.01 - 25.00                   300         10,540,773.49        3.63      11.466    35,136     82.864     89.36      98.39
    ----------------------------------------------------------------------------------------------------------------------------
    25.01 - 30.00                   190          7,195,461.35        2.48      10.887    37,871     76.639     87.39      96.67
    ----------------------------------------------------------------------------------------------------------------------------
    30.01 - 35.00                   156          6,619,429.45        2.28      10.479    42,432     73.251     83.32      98.22
    ----------------------------------------------------------------------------------------------------------------------------
    35.01 - 40.00                   130          5,605,202.29        1.93      10.336    43,117     66.116     80.37      98.45
    ----------------------------------------------------------------------------------------------------------------------------
    40.01 - 45.00                   104          4,851,313.43        1.67      10.187    46,647     57.769     84.05      91.73
    ----------------------------------------------------------------------------------------------------------------------------
    45.01 - 50.00                   100          4,253,820.86        1.47      10.146    42,538     56.763     90.59      94.24
    ----------------------------------------------------------------------------------------------------------------------------
    50.01 - 55.00                   101          5,310,332.77        1.83       9.530    52,578     56.390     87.19      96.36
    ----------------------------------------------------------------------------------------------------------------------------
    55.01 - 60.00                   112          5,097,508.33        1.76       9.839    45,513     59.885     79.36      96.92
    ----------------------------------------------------------------------------------------------------------------------------
    60.01 - 65.00                   164          9,368,412.84        3.23      10.011    57,124     63.464     89.04      92.62
    ----------------------------------------------------------------------------------------------------------------------------
    65.01 - 70.00                   270         17,276,243.13        5.96      10.016    63,986     68.723     89.75      85.97
    ----------------------------------------------------------------------------------------------------------------------------
    70.01 - 75.00                   384         27,108,410.19        9.34       9.656    70,595     73.642     90.61      94.18
    ----------------------------------------------------------------------------------------------------------------------------
    75.01 - 80.00                   839         63,664,996.63       21.95       9.530    75,882     78.744     90.92      93.65
    ----------------------------------------------------------------------------------------------------------------------------
    80.01 - 85.00                   749         58,786,052.33       20.26       9.456    78,486     82.555     91.21      92.63
    ----------------------------------------------------------------------------------------------------------------------------
    85.01 - 90.00                   355         28,021,205.20        9.66       9.470    78,933     87.045     96.53      99.23
    ----------------------------------------------------------------------------------------------------------------------------
    90.01 - 95.00                    65          6,622,197.46        2.28       9.817   101,880     92.718     97.65     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    95.01 - 100.00                   54          5,220,439.40        1.80      10.342    96,675     99.124    100.00      99.45
    ----------------------------------------------------------------------------------------------------------------------------
    Total:                        4,908        290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
    ----------------------------------------------------------------------------------------------------------------------------

Min: 4.29
Max: 100.00
Weighted Average: 66.89

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

7. Junior Loan Ratio

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
    Junior Loan Ratio              Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
    ----------------------------------------------------------------------------------------------------------------------------
    0.01 - 5.00                       1             17,510.31        0.03      11.750    17,510     93.430    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    5.01 - 10.00                     63          1,567,490.00        2.87      11.133    24,881     82.577     68.88      98.42
    ----------------------------------------------------------------------------------------------------------------------------
    10.01 - 15.00                   208          5,649,226.53       10.34      11.265    27,160     85.683     78.55      99.43
    ----------------------------------------------------------------------------------------------------------------------------
    15.01 - 20.00                   313          9,477,472.68       17.35      11.640    30,279     87.392     85.21     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    20.01 - 25.00                   290          9,727,150.83       17.81      11.634    33,542     87.368     84.42      99.18
    ----------------------------------------------------------------------------------------------------------------------------
    25.01 - 30.00                   186          7,116,090.36       13.03      11.385    38,259     84.707     87.09      97.11
    ----------------------------------------------------------------------------------------------------------------------------
    30.01 - 35.00                   139          5,049,480.20        9.25      10.798    36,327     81.933     85.65      99.00
    ----------------------------------------------------------------------------------------------------------------------------
    35.01 - 40.00                    93          4,071,335.01        7.45      10.851    43,778     83.571     85.79      97.35
    ----------------------------------------------------------------------------------------------------------------------------
    40.01 - 45.00                    74          3,434,349.23        6.29      10.557    46,410     81.061     76.29     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    45.01 - 50.00                    52          2,313,552.16        4.24      10.806    44,491     77.795     69.07     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    50.01 - 55.00                    33          1,473,869.39        2.70      10.268    44,663     77.617     82.70     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    55.01 - 60.00                    21            755,211.13        1.38       9.942    35,962     70.229     87.66     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    60.01 - 65.00                    19            741,577.17        1.36      10.076    39,030     75.319     82.06      97.32
    ----------------------------------------------------------------------------------------------------------------------------
    65.01 - 70.00                    12            464,664.62        0.85       9.888    38,722     75.029    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    70.01 - 75.00                    16            892,004.92        1.63       9.957    55,750     62.188     55.75     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    75.01 - 80.00                    11            431,208.05        0.79      10.492    39,201     64.065    100.00      92.92
    ----------------------------------------------------------------------------------------------------------------------------
    80.01 - 85.00                    11            600,217.24        1.10      10.032    54,565     67.107    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    85.01 - 90.00                     7            405,211.31        0.74       9.791    57,887     70.013    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    90.01 - 95.00                     4            322,951.45        0.59       8.986    80,738     58.712    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    95.01 - 100.00                    2            105,114.33        0.19       8.151    52,557     61.650    100.00     100.00
    ----------------------------------------------------------------------------------------------------------------------------
    Total:                        1,555         54,615,686.92      100.00      11.125    35,123     83.193     83.07      98.99
    ----------------------------------------------------------------------------------------------------------------------------

Min: 4.92
Max: 97.68
Weighted Average: 30.41

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

8. Property Type

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Property Type                 Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     Single Family Residence      4,580        267,679,972.57       92.27       9.880    58,445     78.025     89.73      96.43
     ---------------------------------------------------------------------------------------------------------------------------
     2-4 Family                     184         13,044,317.77        4.50      10.334    70,893     75.944     93.11      65.19
     ---------------------------------------------------------------------------------------------------------------------------
     Condo                          139          9,199,334.74        3.17       9.793    66,182     78.779     83.86      88.80
     ---------------------------------------------------------------------------------------------------------------------------
     Townhouse                        5            183,812.46        0.06      10.216    36,762     75.899    100.00      56.86
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                       4,908        290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

--------------------------------------------------------------------------------

9. Loan Purpose

     ---------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Loan Purpose                  Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     Refinance and/or Cashout      4,589       263,279,908.33       90.75       9.884    57,372     77.721     89.36      94.75
     ---------------------------------------------------------------------------------------------------------------------------
     Purchase                        319        26,827,529.21        9.25      10.034    84,099     80.234     93.03      94.86
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                        4,908       290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

--------------------------------------------------------------------------------

10. Occupancy

     ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Occupancy                     Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ----------------------------------------------------------------------------------------------------------------------------
     Owner Occupied                4,647       274,906,234.74       94.76       9.873    59,158     78.198     89.13     100.00
     ----------------------------------------------------------------------------------------------------------------------------
     Non-owner Occupied              261        15,201,202.80        5.24      10.347    58,242     73.528    100.00       0.00
     ----------------------------------------------------------------------------------------------------------------------------
     Total:                        4,908       290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
     ----------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

11. Geographic Concentration

     ---------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Geographic Concentration      Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     California                     371         28,974,761.98        9.99       9.686    78,099     78.576     80.74      96.02
     ---------------------------------------------------------------------------------------------------------------------------
     Pennsylvania                   403         22,000,394.55        7.58       9.259    54,592     76.985     95.81      97.05
     ---------------------------------------------------------------------------------------------------------------------------
     Florida                        374         21,411,578.94        7.38       9.813    57,250     77.623     92.80      91.20
     ---------------------------------------------------------------------------------------------------------------------------
     Ohio                           367         19,858,290.43        6.85       9.849    54,110     77.760     91.75      91.87
     ---------------------------------------------------------------------------------------------------------------------------
     Indiana                        402         19,184,199.09        6.61       9.780    47,722     78.548     89.28      94.93
     ---------------------------------------------------------------------------------------------------------------------------
     New York                       247         16,640,202.58        5.74      10.507    67,369     76.349     89.51      86.78
     ---------------------------------------------------------------------------------------------------------------------------
     New Jersey                     230         14,183,257.04        4.89      10.840    61,666     77.108     86.09      95.23
     ---------------------------------------------------------------------------------------------------------------------------
     North Carolina                 235         13,640,547.22        4.70       9.417    58,045     78.580     94.87      96.91
     ---------------------------------------------------------------------------------------------------------------------------
     Kentucky                       262         13,053,105.13        4.50       9.661    49,821     77.749     93.58      98.58
     ---------------------------------------------------------------------------------------------------------------------------
     Georgia                        160         10,455,869.08        3.60       9.765    65,349     77.289     95.41      93.60
     ---------------------------------------------------------------------------------------------------------------------------
     Nevada                         142          8,794,544.18        3.03       9.557    61,933     79.448     86.43      96.10
     ---------------------------------------------------------------------------------------------------------------------------
     Oklahoma                       177          8,694,119.91        3.00       9.371    49,119     79.379     94.19      97.06
     ---------------------------------------------------------------------------------------------------------------------------
     Michigan                       150          8,591,457.30        2.96      11.209    57,276     78.533     91.41      97.11
     ---------------------------------------------------------------------------------------------------------------------------
     Washington                     116          7,836,772.71        2.70       9.545    67,558     79.427     82.50      94.49
     ---------------------------------------------------------------------------------------------------------------------------
     Arizona                        129          7,674,702.16        2.65       9.593    59,494     77.993     82.88      93.97
     ---------------------------------------------------------------------------------------------------------------------------
     Oregon                          92          6,985,071.76        2.41       9.276    75,925     79.498     86.72      96.61
     ---------------------------------------------------------------------------------------------------------------------------
     Illinois                       108          6,399,604.62        2.21      10.226    59,256     78.529     91.95      93.25
     ---------------------------------------------------------------------------------------------------------------------------
     Maryland                        96          6,091,172.44        2.10       9.520    63,450     79.220     90.68      96.09
     ---------------------------------------------------------------------------------------------------------------------------
     Missouri                       112          5,687,081.47        1.96      10.091    50,778     76.663     96.02      96.24
     ---------------------------------------------------------------------------------------------------------------------------
     Utah                            74          4,889,644.79        1.69       9.606    66,076     80.121     72.16      94.77
     ---------------------------------------------------------------------------------------------------------------------------
     Wisconsin                       82          4,509,407.16        1.55      11.090    54,993     77.944     92.35      97.23
     ---------------------------------------------------------------------------------------------------------------------------
     Colorado                        69          4,327,490.56        1.49       9.990    62,717     77.138     78.93      95.92
     ---------------------------------------------------------------------------------------------------------------------------
     Virginia                        63          4,237,901.71        1.46      10.413    67,268     77.918     92.96      91.52
     ---------------------------------------------------------------------------------------------------------------------------
     Tennessee                       72          4,023,898.67        1.39      10.523    55,887     78.668     95.25      96.31
     ---------------------------------------------------------------------------------------------------------------------------
     Texas                           50          3,316,737.96        1.14      11.315    66,335     74.483     76.63      98.95
     ---------------------------------------------------------------------------------------------------------------------------
     Delaware                        52          3,153,322.10        1.09       9.518    60,641     77.484     96.64      97.07
     ---------------------------------------------------------------------------------------------------------------------------
     Nebraska                        51          2,616,678.00        0.90      10.380    51,307     77.456     90.48      93.12
     ---------------------------------------------------------------------------------------------------------------------------
     Connecticut                     24          2,313,663.50        0.80      10.354    96,403     77.437     99.07      82.14
     ---------------------------------------------------------------------------------------------------------------------------
     South Carolina                  31          1,852,115.78        0.64       9.882    59,746     77.556    100.00      95.89
     ---------------------------------------------------------------------------------------------------------------------------
     West Virginia                   29          1,459,745.29        0.50       9.862    50,336     81.606     96.87     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Massachusetts                   14          1,347,997.74        0.46      10.437    96,286     71.527     81.46     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Iowa                            27          1,204,841.54        0.42      10.593    44,624     78.706    100.00      95.45
     ---------------------------------------------------------------------------------------------------------------------------
     Louisiana                       19            829,986.37        0.29      10.301    43,683     74.069    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Idaho                           15            791,145.08        0.27       9.753    52,743     69.488     74.40     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Minnesota                       10            638,185.56        0.22      10.901    63,819     79.088     84.47     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Kansas                          18            610,697.57        0.21       9.955    33,928     73.462    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Montana                          6            572,120.66        0.20       9.707    95,353     87.820     66.77     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Mississippi                     11            475,490.91        0.16      11.044    43,226     76.748    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     New Mexico                       4            223,380.11        0.08       8.945    55,845     87.757    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Wyoming                          6            206,355.98        0.07       9.702    34,393     79.823    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Rhode Island                     3            148,151.22        0.05      11.235    49,384     89.512    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     District of Columbia             2             97,864.54        0.03       9.322    48,932     53.650    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     South Dakota                     2             80,308.25        0.03       9.355    40,154     68.834    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Vermont                          1             23,573.90        0.01      11.000    23,574     78.340    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                       4,908        290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

12. Product Type

     ---------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Product Type                  Loans          Balance          Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     Fixed - 30 Year               1,496       128,677,377.95       44.36       9.439    86,014     77.586     90.37      93.41
     ---------------------------------------------------------------------------------------------------------------------------
     Fixed - 15 Year               2,426        94,047,748.72       32.42      10.252    38,767     77.692     88.42      97.45
     ---------------------------------------------------------------------------------------------------------------------------
     Fixed - Call                    596        42,796,788.54       14.75       9.575    71,807     79.673     91.13      94.47
     ---------------------------------------------------------------------------------------------------------------------------
     Balloon - 15/30                 390        24,585,522.33        8.47      11.505    63,040     77.889     88.56      92.06
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                        4,908       290,107,437.54      100.00       9.898    59,109     77.954     89.70      94.76
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Adjustable Portfolio

1. Current Balance

    ---------------------------------------------------------------------------------------------------------------------------
                                                                   % of                           Weighted
                                Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                 Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Current Balance              Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     --------------------------------------------------------------------------------------------------------------------------
     1 - 10,000                       1             9,757.88        0.02      9.240      9,758     77.370    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     10,001 - 20,000                 11           181,750.62        0.35     10.138     16,523     68.247     81.67     100.00
     --------------------------------------------------------------------------------------------------------------------------
     20,001 - 30,000                 22           591,496.96        1.15     10.848     26,886     70.575     86.31      86.62
     --------------------------------------------------------------------------------------------------------------------------
     30,001 - 40,000                 46         1,615,574.96        3.15     10.554     35,121     75.388     91.39      85.79
     --------------------------------------------------------------------------------------------------------------------------
     40,001 - 50,000                 70         3,219,936.70        6.27     10.323     45,999     74.255     91.23      94.07
     --------------------------------------------------------------------------------------------------------------------------
     50,001 - 60,000                 73         4,033,155.44        7.86     10.178     55,249     77.153     95.65      94.49
     --------------------------------------------------------------------------------------------------------------------------
     60,001 - 70,000                 58         3,732,694.61        7.27      9.902     64,357     79.855     87.70     100.00
     --------------------------------------------------------------------------------------------------------------------------
     70,001 - 80,000                 68         5,122,763.67        9.98      9.762     75,335     79.746     89.77      95.62
     --------------------------------------------------------------------------------------------------------------------------
     80,001 - 90,000                 38         3,221,795.68        6.28      9.643     84,784     80.947     94.60      92.19
     --------------------------------------------------------------------------------------------------------------------------
     90,001 - 100,000                29         2,780,699.59        5.42      9.641     95,886     80.990     86.17     100.00
     --------------------------------------------------------------------------------------------------------------------------
     100,001 - 120,000               51         5,583,747.01       10.88      9.694    109,485     80.333     84.11      96.24
     --------------------------------------------------------------------------------------------------------------------------
     120,001 - 140,000               30         3,876,039.86        7.55      9.807    129,201     80.386     72.62     100.00
     --------------------------------------------------------------------------------------------------------------------------
     140,001 - 160,000               20         2,966,870.77        5.78      9.516    148,344     82.974     70.02     100.00
     --------------------------------------------------------------------------------------------------------------------------
     160,001 - 180,000               13         2,225,777.88        4.34      9.130    171,214     85.146     85.20     100.00
     --------------------------------------------------------------------------------------------------------------------------
     180,001 - 200,000               17         3,240,944.49        6.32      9.308    190,644     81.677     88.61      94.43
     --------------------------------------------------------------------------------------------------------------------------
     200,001 - 220,000                6         1,259,096.77        2.45      8.991    209,849     87.552     83.53     100.00
     --------------------------------------------------------------------------------------------------------------------------
     220,001 - 240,000                5         1,160,516.48        2.26      8.771    232,103     82.289     39.84     100.00
     --------------------------------------------------------------------------------------------------------------------------
     240,001 - 260,000                4         1,000,820.90        1.95      8.786    250,205     84.509     49.69     100.00
     --------------------------------------------------------------------------------------------------------------------------
     260,001 - 280,000                4         1,074,676.42        2.09      9.328    268,669     82.970     24.88     100.00
     --------------------------------------------------------------------------------------------------------------------------
     280,001 - 300,000               10         2,904,192.02        5.66      8.633    290,419     80.003     49.93     100.00
     --------------------------------------------------------------------------------------------------------------------------
     300,001 - 320,000                1           307,804.76        0.60      8.380    307,805     80.000    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     340,001 - 360,000                1           351,211.84        0.68     10.240    351,212     72.550      0.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     380,001 - 400,000                1           398,827.03        0.78      8.650    398,827     85.400    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     400,001 >=                       1           456,921.36        0.89      8.990    456,921     86.240    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     Total:                         580        51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     --------------------------------------------------------------------------------------------------------------------------

Min: 9,757.88
Max: 456,921.36
Average: 88,477.71

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2. Current Coupon

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Current Coupon                Loans           Balance         Balance     Coupon    Balance     CLTV      Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     7.001 - 7.500                   6             700,079.44        1.36      7.410    116,680     79.092     58.31     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     7.501 - 8.000                  13           1,660,669.88        3.24      7.832    127,744     82.057     98.27     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     8.001 - 8.500                  41           5,093,655.88        9.93      8.394    124,236     80.371     75.17      98.35
     ---------------------------------------------------------------------------------------------------------------------------
     8.501 - 9.000                  83          10,198,084.40       19.87      8.854    122,868     81.957     79.58      97.11
     ---------------------------------------------------------------------------------------------------------------------------
     9.001 - 9.500                  76           7,297,869.85       14.22      9.341     96,025     81.582     81.48      96.98
     ---------------------------------------------------------------------------------------------------------------------------
     9.501 - 10.000                119          10,357,114.52       20.18      9.809     87,035     81.019     75.59      97.98
     ---------------------------------------------------------------------------------------------------------------------------
     10.001 - 10.500                97           7,283,492.86       14.19     10.336     75,088     79.472     77.87      95.71
     ---------------------------------------------------------------------------------------------------------------------------
     10.501 - 11.000                71           4,352,755.59        8.48     10.809     61,306     77.096     91.83      91.65
     ---------------------------------------------------------------------------------------------------------------------------
     11.001 - 11.500                33           2,165,721.15        4.22     11.315     65,628     78.261     91.18      96.71
     ---------------------------------------------------------------------------------------------------------------------------
     11.501 - 12.000                28           1,605,376.65        3.13     11.779     57,335     75.076     93.49     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     12.001 - 12.500                 3             161,980.80        0.32     12.412     53,994     76.160    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     12.501 - 13.000                 7             323,057.12        0.63     12.853     46,151     64.751    100.00      90.04
     ---------------------------------------------------------------------------------------------------------------------------
     13.001 - 13.500                 1              31,414.31        0.06     13.240     31,414     55.260    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     13.501 - 14.000                 2              85,801.25        0.17     13.895     42,901     55.400    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                        580          51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

Min: 7.050
Max: 13.990
Weighted Average Coupon: 9.637

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

3. ARM Margin

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     ARM Margin                    Loans         Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     3.501 - 4.000                   1              53,193.83        0.10      7.050     53,194     72.540    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     4.001 - 4.500                  14           1,192,396.72        2.32      8.771     85,171     80.879     82.61      82.87
     ---------------------------------------------------------------------------------------------------------------------------
     4.501 - 5.000                  25           2,953,406.04        5.76      8.706    118,136     80.267     88.70     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     5.001 - 5.500                 138          16,647,582.19       32.44      9.134    120,635     81.530     73.24      96.64
     ---------------------------------------------------------------------------------------------------------------------------
     5.501 - 6.000                 117          10,226,232.70       19.93      9.555     87,404     79.977     69.93      98.96
     ---------------------------------------------------------------------------------------------------------------------------
     6.001 - 6.500                  67           5,473,732.92       10.67      9.944     81,698     81.545     85.58      96.89
     ---------------------------------------------------------------------------------------------------------------------------
     6.501 - 7.000                 108           7,700,060.99       15.00     10.323     71,297     79.147     94.33      94.89
     ---------------------------------------------------------------------------------------------------------------------------
     7.001 - 7.500                  77           5,048,827.68        9.84     10.287     65,569     77.490     89.85      98.11
     ---------------------------------------------------------------------------------------------------------------------------
     7.501 - 8.000                  22           1,336,764.50        2.60     10.881     60,762     78.516    100.00      97.96
     ---------------------------------------------------------------------------------------------------------------------------
     8.001 - 8.500                   5             353,176.50        0.69     12.030     70,635     76.400    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     8.501 - 9.000                   3             170,674.61        0.33     10.849     56,892     77.096    100.00      81.15
     ---------------------------------------------------------------------------------------------------------------------------
     9.001 - 9.500                   3             161,025.02        0.31     10.604     53,675     67.492    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                        580          51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

Min: 3.750
Max: 9.500
Weighted Average: 6.020

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

4. ARM Maximum Rate

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     ARM Maximum Rate              Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     10.501 - 11.000                  1            239,306.62        0.47     10.000    239,307     79.990      0.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     11.001 - 11.500                  1            291,882.12        0.57      7.500    291,882     76.990      0.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     11.501 - 12.000                  2            114,579.79        0.22      7.675     57,290     81.983     74.95     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     12.501 - 13.000                  2            353,227.14        0.69      8.685    176,614     85.369     75.71     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     13.001 - 13.500                  5            380,906.39        0.74      7.920     76,181     79.184    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     13.501 - 14.000                 14          1,606,116.72        3.13      8.149    114,723     80.685    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     14.001 - 14.500                 34          4,401,951.25        8.58      8.528    129,469     81.439     77.25      96.12
     ---------------------------------------------------------------------------------------------------------------------------
     14.501 - 15.000                 76          9,379,654.94       18.28      8.985    123,417     81.792     80.17      97.41
     ---------------------------------------------------------------------------------------------------------------------------
     15.001 - 15.500                 80          7,763,462.99       15.13      9.253     97,043     82.116     73.71      97.13
     ---------------------------------------------------------------------------------------------------------------------------
     15.501 - 16.000                115          9,706,952.94       18.92      9.729     84,408     81.299     78.82      97.53
     ---------------------------------------------------------------------------------------------------------------------------
     16.001 - 16.500                 91          6,643,582.26       12.95     10.224     73,006     78.340     79.69      95.89
     ---------------------------------------------------------------------------------------------------------------------------
     16.501 - 17.000                 74          4,837,638.07        9.43     10.459     65,373     77.368     90.37      97.40
     ---------------------------------------------------------------------------------------------------------------------------
     17.001 - 17.500                 34          2,418,380.77        4.71     11.075     71,129     79.092     93.75      98.35
     ---------------------------------------------------------------------------------------------------------------------------
     17.501 - 18.000                 32          2,081,869.77        4.06     11.128     65,058     74.533     88.50      89.93
     ---------------------------------------------------------------------------------------------------------------------------
     18.001 - 18.500                  5            308,680.79        0.60     11.486     61,736     80.563    100.00      89.81
     ---------------------------------------------------------------------------------------------------------------------------
     18.501 - 19.000                  7            413,326.67        0.81     12.342     59,047     73.212    100.00      92.22
     ---------------------------------------------------------------------------------------------------------------------------
     19.001 - 19.500                  2             68,999.78        0.13     12.630     34,500     68.736    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     19.501 - 20.000                  3            159,828.87        0.31     13.183     53,276     57.214    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     20.501 - 21.000                  2            146,725.82        0.29     11.612     73,363     82.081    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

Min: 10.650
Max: 21.000
Weighted Average: 15.671

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

5. Month of Next Rate Adjustment

     ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Month of Next Rate            Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     Adjustment
     ---------------------------------------------------------------------------------------------------------------------------
     1998-08                          9            819,991.06        1.60      9.430     91,110     82.554    100.00      92.94
     ---------------------------------------------------------------------------------------------------------------------------
     1998-09                          8            651,382.66        1.27      9.677     81,423     81.289    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1998-10                          3            230,382.31        0.45      9.098     76,794     81.512    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1998-11                          2            148,478.36        0.29      9.240     74,239     76.594    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1998-12                          7            661,290.06        1.29      8.497     94,470     74.719     48.38     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-01                         11          1,015,467.86        1.98      9.386     92,315     78.822     70.20     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-02                         17          1,311,740.96        2.56      9.073     77,161     80.709     86.55     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-03                          9            621,173.46        1.21      8.833     69,019     79.868     84.22     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-04                          4            338,365.79        0.66      8.842     84,591     87.702     71.46     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-05                          2            154,538.38        0.30     10.035     77,269     72.123    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-09                          1             31,414.31        0.06     13.240     31,414     55.260    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-10                          1             87,561.04        0.17     10.800     87,561     86.030    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-11                         14          1,031,318.50        2.01     10.166     73,666     79.977     73.02     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     1999-12                         35          2,293,350.80        4.47     10.321     65,524     79.245     91.35     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     2000-01                         86          6,533,295.16       12.73      9.836     75,969     79.875     84.32      95.39
     ---------------------------------------------------------------------------------------------------------------------------
     2000-02                        104          9,579,107.19       18.67      9.753     92,107     79.966     77.92      97.57
     ---------------------------------------------------------------------------------------------------------------------------
     2000-03                        106          9,890,266.39       19.27      9.618     93,304     80.189     86.50      97.08
     ---------------------------------------------------------------------------------------------------------------------------
     2000-04                         88          7,694,542.99       14.99      9.696     87,438     81.546     82.27      96.93
     ---------------------------------------------------------------------------------------------------------------------------
     2000-05                         19          1,749,725.92        3.41      9.389     92,091     76.770     64.29      77.69
     ---------------------------------------------------------------------------------------------------------------------------
     2000-12                          1             42,378.76        0.08     10.990     42,379     85.000    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     2001-01                          8            890,328.57        1.73      9.575    111,291     77.095     76.84     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     2001-02                         17          1,676,891.42        3.27      9.693     98,641     79.519     83.52     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     2001-03                         20          2,500,438.62        4.87      9.081    125,022     80.397     56.81      96.77
     ---------------------------------------------------------------------------------------------------------------------------
     2001-04                          8          1,363,643.13        2.66      9.261    170,455     85.151     78.56     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

6. Stated Remaining Term

     ---------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Stated Remaining Term         Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     109 - 120                       3             137,070.08        0.27      9.784     45,690     79.897    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     169 - 180                      70           4,143,188.48        8.07     10.152     59,188     80.164     86.56      99.32
     ---------------------------------------------------------------------------------------------------------------------------
     229 - 240                       5             226,411.20        0.44     10.231     45,282     79.907     88.62     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     289 - 300                       1              60,121.05        0.12      9.350     60,121     67.630    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     349 - 360                     501          46,750,282.89       91.10      9.588     93,314     80.219     80.26      96.66
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                        580          51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

Min: 115
Max: 360
Weighted Average: 341

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

--------------------------------------------------------------------------------

7. Seasoning

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Seasoning                     Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     2 - 3                          129         11,864,755.94       23.12      9.578     91,975     81.368     79.95      94.46
     ---------------------------------------------------------------------------------------------------------------------------
     4 - 6                          415         36,988,677.71       72.08      9.615     89,129     80.025     80.35      97.48
     ---------------------------------------------------------------------------------------------------------------------------
     7 - 12                          36          2,463,640.05        4.80     10.244     68,434     77.147     93.41     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

Min: 2
Max: 10
Weighted Average: 4

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

8. Combined Original LTV

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Combined Original LTV         Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     --------------------------------------------------------------------------------------------------------------------------
     20.01 - 25.00                    2            87,541.58        0.17      9.006     43,771     22.644     43.49     100.00
     --------------------------------------------------------------------------------------------------------------------------
     25.01 - 30.00                    1            16,791.73        0.03     10.950     16,792     29.470    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     30.01 - 35.00                    2           120,569.67        0.23      9.610     60,285     33.590    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     35.01 - 40.00                    1            52,960.01        0.10      9.200     52,960     35.570    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     40.01 - 45.00                    1            49,920.74        0.10     10.870     49,921     43.480    100.00       0.00
     --------------------------------------------------------------------------------------------------------------------------
     45.01 - 50.00                    4           167,493.07        0.33     12.518     41,873     47.949    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     50.01 - 55.00                    8           432,122.97        0.84     10.300     54,015     53.384     37.74     100.00
     --------------------------------------------------------------------------------------------------------------------------
     55.01 - 60.00                   12           526,706.35        1.03     10.505     43,892     58.189     87.01     100.00
     --------------------------------------------------------------------------------------------------------------------------
     60.01 - 65.00                   15           808,290.07        1.58      9.791     53,886     63.356     76.78      96.02
     --------------------------------------------------------------------------------------------------------------------------
     65.01 - 70.00                   42         2,750,378.51        5.36     10.246     65,485     68.269     74.77      76.30
     --------------------------------------------------------------------------------------------------------------------------
     70.01 - 75.00                   60         4,816,716.61        9.39     10.034     80,279     73.749     79.64      93.45
     --------------------------------------------------------------------------------------------------------------------------
     75.01 - 80.00                  172        15,683,916.13       30.56      9.662     91,186     79.035     75.08      97.16
     --------------------------------------------------------------------------------------------------------------------------
     80.01 - 85.00                  136        12,163,570.62       23.70      9.419     89,438     82.650     84.11      99.24
     --------------------------------------------------------------------------------------------------------------------------
     85.01 - 90.00                   93        10,714,106.41       20.88      9.459    115,205     87.109     83.95     100.00
     --------------------------------------------------------------------------------------------------------------------------
     90.01 - 95.00                   29         2,768,617.46        5.40      9.368     95,470     92.300    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     95.01 - 100.00                   2           157,371.77        0.31      9.309     78,686     96.708    100.00     100.00
     --------------------------------------------------------------------------------------------------------------------------
     Total:                         580        51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     --------------------------------------------------------------------------------------------------------------------------

Min: 21.87
Max: 96.98
Weighted Average: 80.20

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

9. Original LTV

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Original LTV                  Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     0.01 - 5.00                      1             19,256.50        0.04      9.880     19,257     84.950    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     5.01 - 10.00                     5            132,340.07        0.26     10.134     26,468     73.211     76.75     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     10.01 - 15.00                    4            253,385.36        0.49     10.423     63,346     86.675    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     15.01 - 20.00                    6            284,552.61        0.55      9.818     47,425     76.042     93.72     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     20.01 - 25.00                    3            148,595.99        0.29      9.616     49,532     49.970     66.71     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     25.01 - 30.00                    3            167,537.91        0.33     10.812     55,846     79.835     65.20     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     30.01 - 35.00                    3            145,835.81        0.28     10.022     48,612     41.111    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     35.01 - 40.00                    1             52,960.01        0.10      9.200     52,960     35.570    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     40.01 - 45.00                    1             49,920.74        0.10     10.870     49,921     43.480    100.00       0.00
     ---------------------------------------------------------------------------------------------------------------------------
     45.01 - 50.00                    4            167,493.07        0.33     12.518     41,873     47.949    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     50.01 - 55.00                    8            432,122.97        0.84     10.300     54,015     53.384     37.74     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     55.01 - 60.00                   11            509,700.30        0.99     10.517     46,336     58.140     86.58     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     60.01 - 65.00                   12            718,285.81        1.40      9.726     59,857     63.664     78.15      95.52
     ---------------------------------------------------------------------------------------------------------------------------
     65.01 - 70.00                   41          2,650,493.57        5.16     10.298     64,646     68.213     73.82      75.41
     ---------------------------------------------------------------------------------------------------------------------------
     70.01 - 75.00                   60          4,816,716.61        9.39     10.034     80,279     73.749     79.64      93.45
     ---------------------------------------------------------------------------------------------------------------------------
     75.01 - 80.00                  168         15,619,052.98       30.44      9.657     92,971     79.039     75.09      97.14
     ---------------------------------------------------------------------------------------------------------------------------
     80.01 - 85.00                  131         11,936,456.90       23.26      9.406     91,118     82.682     84.29      99.22
     ---------------------------------------------------------------------------------------------------------------------------
     85.01 - 90.00                   89         10,369,918.87       20.21      9.420    116,516     87.038     83.42     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     90.01 - 95.00                   27          2,685,075.85        5.23      9.328     99,447     92.359    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     95.01 - 100.00                   2            157,371.77        0.31      9.309     78,686     96.708    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

Min: 4.95
Max: 96.98
Weighted Average: 79.03

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

10. Junior Loan Ratio

     ---------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Junior Loan Ratio             Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     5.01 - 10.00                    1             19,256.50        2.08      9.880     19,257     84.950    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     10.01 - 15.00                   5            166,173.88       17.93     10.131     33,235     76.702     81.48     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     15.01 - 20.00                   6            327,102.36       35.30     10.476     54,517     87.390    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     20.01 - 25.00                   2            117,768.27       12.71      9.106     58,884     71.190     84.81     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     25.01 - 30.00                   3            171,741.16       18.53     10.747     57,247     85.885    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     30.01 - 35.00                   2             99,292.96       10.72     10.226     49,646     71.982     41.29     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     40.01 - 45.00                   1             25,266.14        2.73     11.990     25,266     77.000    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         20            926,601.27      100.00     10.293     46,330     81.150     88.46     100.00
     ---------------------------------------------------------------------------------------------------------------------------

Min: 5.83
Max: 41.07
Weighted Average: 20.75

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

--------------------------------------------------------------------------------

11. Property Type

     ---------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Property Type                 Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     Single Family Residence        534        47,784,829.86       93.12      9.624     89,485     80.165     81.21      97.81
     ---------------------------------------------------------------------------------------------------------------------------
     Condo                           22         1,810,633.32        3.53      9.635     82,302     84.197     79.20      87.13
     ---------------------------------------------------------------------------------------------------------------------------
     2-4 Family                      24         1,721,610.52        3.35      9.986     71,734     76.884     73.65      82.18
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         580        51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

12. Loan Purpose

    ----------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Loan Purpose                  Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     Refinance and/or Cashout       459         40,060,530.16       78.06      9.611     87,278     79.740     78.20      97.59
     ---------------------------------------------------------------------------------------------------------------------------
     Purchase                       121         11,256,543.54       21.94      9.728     93,029     81.825     90.44      94.48
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

--------------------------------------------------------------------------------

13. Occupancy

     ---------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Occupancy                     Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     Owner Occupied                 553         49,728,781.74       96.90      9.626     89,925     80.449     80.27     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Non-owner Occupied              27          1,588,291.96        3.10      9.983     58,826     72.322    100.00       0.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

14. Geographic Concentration

     ---------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
     Geographic Concentration      Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
     ---------------------------------------------------------------------------------------------------------------------------
     Ohio                           152         11,307,863.11       22.04      9.830     74,394     80.895     88.54      99.65
     ---------------------------------------------------------------------------------------------------------------------------
     California                      35          5,389,432.59       10.50      9.091    153,984     80.665     68.88      99.19
     ---------------------------------------------------------------------------------------------------------------------------
     Florida                         44          3,475,511.77        6.77      9.309     78,989     76.649     83.42      97.74
     ---------------------------------------------------------------------------------------------------------------------------
     Illinois                        39          3,313,189.76        6.46      9.824     84,954     79.901     75.90      96.89
     ---------------------------------------------------------------------------------------------------------------------------
     Arizona                         33          2,994,755.51        5.84      9.652     90,750     81.526     72.47      89.11
     ---------------------------------------------------------------------------------------------------------------------------
     Michigan                        31          2,926,738.03        5.70      9.851     94,411     82.579     87.58      98.02
     ---------------------------------------------------------------------------------------------------------------------------
     Indiana                         42          2,665,382.06        5.19     10.409     63,461     79.355    100.00      97.97
     ---------------------------------------------------------------------------------------------------------------------------
     Utah                            17          2,245,759.32        4.38      9.149    132,103     80.902     74.72     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Washington                      15          2,005,897.26        3.91      9.181    133,726     82.422     51.30      91.00
     ---------------------------------------------------------------------------------------------------------------------------
     Wisconsin                       26          1,790,219.80        3.49     10.700     68,855     75.921     86.91      98.20
     ---------------------------------------------------------------------------------------------------------------------------
     New Jersey                      10          1,387,561.25        2.70      9.785    138,756     79.817     59.38      96.40
     ---------------------------------------------------------------------------------------------------------------------------
     Oregon                          10          1,217,863.57        2.37      9.399    121,786     79.122     60.37     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Missouri                        19          1,027,607.56        2.00      9.980     54,085     80.112     79.46      97.25
     ---------------------------------------------------------------------------------------------------------------------------
     Iowa                            14          1,021,380.27        1.99     10.063     72,956     80.756     91.38      94.56
     ---------------------------------------------------------------------------------------------------------------------------
     Pennsylvania                    12          1,006,897.99        1.96      9.379     83,908     79.964     60.63      96.62
     ---------------------------------------------------------------------------------------------------------------------------
     Nevada                           7            922,553.35        1.80      8.863    131,793     80.533     97.13      83.87
     ---------------------------------------------------------------------------------------------------------------------------
     Tennessee                       12            762,260.30        1.49     10.170     63,522     79.355    100.00      95.88
     ---------------------------------------------------------------------------------------------------------------------------
     Maryland                         7            691,233.66        1.35      9.058     98,748     78.811    100.00      95.56
     ---------------------------------------------------------------------------------------------------------------------------
     Oklahoma                         3            645,183.02        1.26      7.969    215,061     81.575     54.76     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     West Virginia                   11            633,991.80        1.24      9.836     57,636     77.735     97.57     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     New York                         5            593,021.79        1.16      9.658    118,604     81.612     83.81     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Kentucky                         9            564,823.10        1.10      9.427     62,758     78.834    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Colorado                         2            483,311.54        0.94      9.529    241,656     79.460    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Minnesota                        6            436,529.80        0.85      9.510     72,755     82.631    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Connecticut                      3            293,678.74        0.57     10.207     97,893     70.872    100.00       0.00
     ---------------------------------------------------------------------------------------------------------------------------
     North Carolina                   3            259,621.70        0.51      9.831     86,541     82.139    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Louisiana                        2            219,516.20        0.43      9.247    109,758     78.192     24.23     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Virginia                         1            203,923.86        0.40      8.750    203,924     93.910    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Nebraska                         2            166,628.50        0.32      9.666     83,314     74.573    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     South Carolina                   1            157,459.75        0.31     10.250    157,460     75.000      0.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Delaware                         1            144,744.33        0.28      8.500    144,744     80.560    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Georgia                          2            143,215.24        0.28     10.752     71,608     81.465    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Idaho                            1             74,710.21        0.15      8.880     74,710     78.820    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Rhode Island                     1             71,385.95        0.14      8.700     71,386     85.000    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Kansas                           1             47,954.87        0.09     11.350     47,955     76.620    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Texas                            1             25,266.14        0.05     11.990     25,266     77.000    100.00     100.00
     ---------------------------------------------------------------------------------------------------------------------------
     Total:                         580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
     ---------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

15. Product Type

       -------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
       Product Type                Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 2 Year/1 Year          243         22,904,337.70       44.63      9.507     94,257     81.124     77.69      96.18
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 2 Year/6 Month         175         13,451,534.48       26.21     10.093     76,866     78.464     88.35      95.93
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 3 Year/1 Year           50          6,278,383.10       12.23      9.314    125,568     80.621     70.88      98.71
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 1 Year                  36          2,615,379.14        5.10      9.065     72,649     78.846     75.24     100.00
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 2 Year/1 Year Call      36          2,534,710.12        4.94     10.193     70,409     79.957     89.59      98.89
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 6 Month                 23          1,932,459.51        3.77      9.426     84,020     81.498    100.00      97.00
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 1 Year/6 Month           7            923,192.72        1.80      9.016    131,885     78.944     70.66     100.00
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 1 Year Call              6            481,779.53        0.94      9.001     80,297     82.950     79.95     100.00
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 3 Year/1 Year Call       2            126,422.89        0.25     10.966     63,211     86.428    100.00     100.00
       -------------------------------------------------------------------------------------------------------------------------
       ARM - 3 Year/6 Month           2             68,874.51        0.13     10.371     34,437     81.769     61.53     100.00
       -------------------------------------------------------------------------------------------------------------------------
       Total:                       580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
       -------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

--------------------------------------------------------------------------------

16. Index Type

      --------------------------------------------------------------------------------------------------------------------------
                                                                    % of                           Weighted
                                 Number of        Aggregate       Aggregate   Weighted   Average   Average    Percent   Percent
                                  Mortgage        Principal       Principal    Average   Current   Original    Full      Owner
       Index Type                  Loans           Balance         Balance     Coupon    Balance     CLTV       Doc     Occupied
       -------------------------------------------------------------------------------------------------------------------------
       Treasury - 1 Year            373         34,941,012.48       68.09      9.487     93,676     80.823     77.26      97.19
       -------------------------------------------------------------------------------------------------------------------------
       Libor - 6 Month              207         16,376,061.22       31.91      9.955     79,111     78.863     88.62      96.30
       -------------------------------------------------------------------------------------------------------------------------
       Total:                       580         51,317,073.70      100.00      9.637     88,478     80.197     80.88      96.90
       -------------------------------------------------------------------------------------------------------------------------

* Due to rounding, percent of aggregate principal balance may not add up to 100.00%.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             Average Life Sensitivity to Changes in Prepayment Rates

                           Priced to 10% Optional Call

                                        I            II           III           IV             V            VI           VII
Scenario
Fixed                              0% PPC         50% PPC      85% PPC      120% PPC      150% PPC       175% PPC     200% PPC
ARM                                0% CPR         15% CPR      21% CPR      27% CPR       33% CPR        40% CPR      50% CPR

                                        I            II            III           IV            V            VI           VII
Class A-1 @ Price 100/00
Average Life                             5.0525         1.032        0.6694       0.5008        0.4136        0.3614       0.3205
First Prin                              8/15/98       8/15/98       8/15/98      8/15/98       8/15/98       8/15/98      8/15/98
Last Prin                              12/15/07       8/15/00      11/15/99      7/15/99       5/15/99       4/15/99      3/15/99
Mod Duration                             4.1118        0.9664        0.6355       0.4785        0.3964        0.3471       0.3082
Payment Window                              113            25            16           12            10             9            8

Class A-2 @ Price 100/00
Average Life                            11.3578        2.7356        1.7188       1.2485        1.0113        0.8727       0.7682
First Prin                             12/15/07       8/15/00      11/15/99      7/15/99       5/15/99       4/15/99      3/15/99
Last Prin                               9/15/11       2/15/02      10/15/00      3/15/00      11/15/99       9/15/99      7/15/99
Mod Duration                             8.0324        2.4538        1.5888       1.1704        0.9548        0.8273       0.7306
Payment Window                               46            19            12            9             7             6            5

Class A-3 @ Price 100/00
Average Life                             14.144        4.6502        2.8072       2.0043        1.6014        1.3672       1.1878
First Prin                              9/15/11       2/15/02      10/15/00      3/15/00      11/15/99       9/15/99      7/15/99
Last Prin                               1/15/13       2/15/05       4/15/02      2/15/01       8/15/00       4/15/00      1/15/00
Mod Duration                             9.2816        3.9362        2.5102       1.8358        1.4846        1.2764       1.1149
Payment Window                               17            37            19           12            10             8            7

Class A-4 @ Price 100/00
Average Life                            15.4913        9.5669        5.0524       2.9837        2.2168         1.881       1.6234
First Prin                              1/15/13       2/15/05       4/15/02      2/15/01       8/15/00       4/15/00      1/15/00
Last Prin                              11/15/17       5/15/11       7/15/05     11/15/02       2/15/01       9/15/00      6/15/00
Mod Duration                             9.7356         7.001        4.2134        2.647        2.0165        1.7282       1.5032
Payment Window                               59            76            40           22             7             6            6

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           Priced to 10% Optional Call

                                        I            II            III           IV            V            VI           VII
Class A-5 @ Price 100/00
Average Life                            22.5228       13.9649        9.2879       4.9778        2.5978         2.196       1.8983
First Prin                             11/15/17       5/15/11       7/15/05     11/15/02       2/15/01       9/15/00      6/15/00
Last Prin                               2/15/24       1/15/13       2/15/09      8/15/04       5/15/01      12/15/00      8/15/00
Mod Duration                            11.6813        9.0289        6.8167       4.1477        2.3287        1.9929       1.7386
Payment Window                               76            21            44           22             4             4            3

Class A-6 @ Price 100/00
Average Life                            26.8542       14.4306       10.5139       7.3611        3.1002        2.4226        2.085
First Prin                              2/15/24       1/15/13       2/15/09      8/15/04       5/15/01      12/15/00      8/15/00
Last Prin                               9/15/25       1/15/13       2/15/09      4/15/06       6/15/04       2/15/01     10/15/00
Mod Duration                             12.162        9.0099        7.3437       5.6437         2.703        2.1708       1.8888
Payment Window                               20             1             1           21            38             3            3

Class A-7 @ Price 100/00
Average Life                             9.9664        7.4829        6.7816       6.4866         5.975        2.9034       2.3753
First Prin                              8/15/01       8/15/01       8/15/01      5/15/02      10/15/03       2/15/01     10/15/00
Last Prin                               1/15/13       1/15/13       2/15/09      4/15/06       9/15/04       9/15/03      3/15/01
Mod Duration                             7.0953        5.6873        5.2961       5.1558        4.8482        2.5727       2.1456
Payment Window                              138           138            91           48            12            32            6

Class A-8 @ Price 100/00
Average Life                             20.701        5.3432        3.7748       2.8239         2.227        1.7696       1.1862
First Prin                              8/15/98       8/15/98       8/15/98      8/15/98       8/15/98       8/15/98      8/15/98
Last Prin                               9/15/25       1/15/13       2/15/09      4/15/06       9/15/04       9/15/03      5/15/01
Mod Duration                            11.3795        4.1387        3.1198       2.4377        1.9755        1.6013       1.1097
Payment Window                              326           174           127           93            74            62           34

Class M-1 @ Price 100/00
Average Life                            21.2568       10.2528        6.9823       5.2312         4.916        5.0409       3.7836
First Prin                              1/15/13      11/15/03       1/15/02     12/15/01       7/15/02       3/15/03      5/15/01
Last Prin                               9/15/25       1/15/13       2/15/09      4/15/06       9/15/04       9/15/03     12/15/02
Mod Duration                            11.0116        7.1102        5.3319        4.248        4.0751         4.175       3.2449
Payment Window                              153           111            86           53            27             7           20

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           Priced to 10% Optional Call

                                        I            II            III           IV            V            VI           VII
Class M-2 @ Price 100/00
Average Life                            21.2568       10.2528        6.9823       5.1645        4.4801        4.3561       4.2518
First Prin                              1/15/13      11/15/03       1/15/02     10/15/01       1/15/02       4/15/02      6/15/02
Last Prin                               9/15/25       1/15/13       2/15/09      4/15/06       9/15/04       9/15/03     12/15/02
Mod Duration                             10.738        7.0037        5.2716       4.1589        3.7228        3.6529       3.5819
Payment Window                              153           111            86           55            33            18            7

Class B-1 @ Price 100/00
Average Life                            21.2568       10.2528        6.9823        5.139        4.3377         4.004        3.832
First Prin                              1/15/13      11/15/03       1/15/02      9/15/01      11/15/01       1/15/02      2/15/02
Last Prin                               9/15/25       1/15/13       2/15/09      4/15/06       9/15/04       9/15/03     12/15/02
Mod Duration                             10.264        6.8149        5.1639       4.0725        3.5645        3.3476       3.2312
Payment Window                              153           111            86           56            35            21           11

Class B-2 @ Price 100/00
Average Life                            21.2568       10.2528        6.9823       5.1282        4.2762         3.862       3.6168
First Prin                              1/15/13      11/15/03       1/15/02      8/15/01       9/15/01      10/15/01     11/15/01
Last Prin                               9/15/25       1/15/13       2/15/09      4/15/06       9/15/04       9/15/03     12/15/02
Mod Duration                             9.6934        6.5801        5.0283       3.9801        3.4556        3.1889       3.0244
Payment Window                              153           111            86           57            37            24           14

Class B-3 @ Price 100/00
Average Life                            21.2568       10.2528        6.9823       5.1186        4.2414        3.7851       3.4982
First Prin                              1/15/13      11/15/03       1/15/02      8/15/01       8/15/01       9/15/01      9/15/01
Last Prin                               9/15/25       1/15/13       2/15/09      4/15/06       9/15/04       9/15/03     12/15/02
Mod Duration                             9.6934        6.5801        5.0283       3.9729        3.4295        3.1315       2.9363
Payment Window                              153           111            86           57            38            25           16

Class B-4 @ Price 100/00
Average Life                            21.2568       10.2528        6.9823       5.1186        4.2147        3.7344         3.42
First Prin                              1/15/13      11/15/03       1/15/02      8/15/01       8/15/01       8/15/01      8/15/01
Last Prin                               9/15/25       1/15/13       2/15/09      4/15/06       9/15/04       9/15/03     12/15/02
Mod Duration                             9.6934        6.5801        5.0283       3.9729        3.4094        3.0933       2.8774
Payment Window                              153           111            86           57            38            26           17

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               Priced to Maturity

                                        I            II           III           IV             V            VI           VII
Class A-1 @ Price 100/00
Average Life                             5.0525         1.032       0.6694        0.5008        0.4136       0.3614        0.3205
First Prin                              8/15/98       8/15/98      8/15/98       8/15/98       8/15/98      8/15/98       8/15/98
Last Prin                              12/15/07       8/15/00     11/15/99       7/15/99       5/15/99      4/15/99       3/15/99
Mod Duration                             4.1118        0.9664       0.6355        0.4785        0.3964       0.3471        0.3082

Class A-2 @ Price 100/00
Average Life                            11.3578        2.7356       1.7188        1.2485        1.0113       0.8727        0.7682
First Prin                             12/15/07       8/15/00     11/15/99       7/15/99       5/15/99      4/15/99       3/15/99
Last Prin                               9/15/11       2/15/02     10/15/00       3/15/00      11/15/99      9/15/99       7/15/99
Mod Duration                             8.0324        2.4538       1.5888        1.1704        0.9548       0.8273        0.7306

Class A-3 @ Price 100/00
Average Life                             14.144        4.6502       2.8072        2.0043        1.6014       1.3672        1.1878
First Prin                              9/15/11       2/15/02     10/15/00       3/15/00      11/15/99      9/15/99       7/15/99
Last Prin                               1/15/13       2/15/05      4/15/02       2/15/01       8/15/00      4/15/00       1/15/00
Mod Duration                             9.2816        3.9362       2.5102        1.8358        1.4846       1.2764        1.1149

Class A-4 @ Price 100/00
Average Life                            15.4913        9.5669       5.0524        2.9837        2.2168        1.881        1.6234
First Prin                              1/15/13       2/15/05      4/15/02       2/15/01       8/15/00      4/15/00       1/15/00
Last Prin                              11/15/17       5/15/11      7/15/05      11/15/02       2/15/01      9/15/00       6/15/00
Mod Duration                             9.7356         7.001       4.2134         2.647        2.0165       1.7282        1.5032

Class A-5 @ Price 100/00
Average Life                            22.5228       13.9649        9.386        4.9778        2.5978        2.196        1.8983
First Prin                             11/15/17       5/15/11      7/15/05      11/15/02       2/15/01      9/15/00       6/15/00
Last Prin                               2/15/24       1/15/13      1/15/10       8/15/04       5/15/01     12/15/00       8/15/00
Mod Duration                            11.6813        9.0289        6.865        4.1477        2.3287       1.9929        1.7386

Class A-6 @ Price 100/00
Average Life                            27.8086       19.1131      14.6092        10.509        3.1002       2.4226         2.085
First Prin                              2/15/24       1/15/13      1/15/10       8/15/04       5/15/01     12/15/00       8/15/00
Last Prin                               2/15/28       2/15/28      2/15/28       2/15/28       6/15/04      2/15/01      10/15/00
Mod Duration                            12.3152       10.3823       8.9815        7.1735         2.703       2.1708        1.8888

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               Priced to Maturity

                                       I            II           III           IV             V            VI           VII
Class A-7 @ Price 100/00
Average Life                            9.9664        7.4829       6.8374        6.8171        7.7952       3.3821        2.3753
First Prin                             8/15/01       8/15/01      8/15/01       5/15/02      10/15/03      2/15/01      10/15/00
Last Prin                              1/15/13       1/15/13      1/15/13       1/15/13       2/15/28      2/15/28       3/15/01
Mod Duration                            7.0953        5.6873       5.3225        5.3432        5.9046       2.8432        2.1456

Class A-8 @ Price 100/00
Average Life                           20.9226        5.6791       4.0539        3.0735        2.4263       1.9049        1.1862
First Prin                             8/15/98       8/15/98      8/15/98       8/15/98       8/15/98      8/15/98       8/15/98
Last Prin                              3/15/28       3/15/28      3/15/28       3/15/28       3/15/28      2/15/28       5/15/01
Mod Duration                           11.4227        4.2562       3.2444        2.5728        2.0967       1.6908        1.1097

Class M-1 @ Price 100/00
Average Life                           21.4972        11.006       7.6564        5.8204        5.4113       6.4374        5.4028
First Prin                             1/15/13      11/15/03      1/15/02      12/15/01       7/15/02      3/15/03       5/15/01
Last Prin                              3/15/28       3/15/28      3/15/28       3/15/28       2/15/28      2/15/28       2/15/28
Mod Duration                           11.0499        7.3355       5.6073        4.5437        4.3563       5.0594        4.3003

Class M-2 @ Price 100/00
Average Life                           21.4972        11.006       7.6564        5.7537        4.9754       4.7809        4.7619
First Prin                             1/15/13      11/15/03      1/15/02      10/15/01       1/15/02      4/15/02       6/15/02
Last Prin                              3/15/28       3/15/28      3/15/28       3/15/28       2/15/28      2/15/28       2/15/28
Mod Duration                           10.7733        7.2174       5.5365        4.4459        3.9971       3.9092         3.921

Class B-1 @ Price 100/00
Average Life                           21.4972        11.006       7.6564        5.7282         4.833       4.4288        4.1874
First Prin                             1/15/13      11/15/03      1/15/02       9/15/01      11/15/01      1/15/02       2/15/02
Last Prin                              3/15/28       3/15/28      3/15/28       3/15/28       2/15/28      2/15/28       2/15/28
Mod Duration                           10.2944         7.009       5.4105        4.3441        3.8267       3.5942        3.4529

Class B-2 @ Price 100/00
Average Life                           21.4972        11.006       7.6564        5.7175        4.7715       4.2868        3.9723
First Prin                             1/15/13      11/15/03      1/15/02       8/15/01       9/15/01     10/15/01      11/15/01
Last Prin                              3/15/28       3/15/28      3/15/28       3/15/28       2/15/28      2/15/28       2/15/28
Mod Duration                            9.7185        6.7514       5.2531         4.233        3.7029       3.4233        3.2366

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               Priced to Maturity

                                       I            II           III           IV             V            VI           VII
Class B-3 @ Price 100/00
Average Life                           21.4972        11.006       7.6564        5.7079        4.7367       4.2099        3.8536
First Prin                             1/15/13      11/15/03      1/15/02       8/15/01       8/15/01      9/15/01       9/15/01
Last Prin                              3/15/28       3/15/28      3/15/28       3/15/28       2/15/28      2/15/28       2/15/28
Mod Duration                            9.7185        6.7514       5.2531        4.2258        3.6768        3.366        3.1485

Class B-4 @ Price 100/00
Average Life                           21.4972        11.006       7.6564        5.7079          4.71       4.1592        3.7754
First Prin                             1/15/13      11/15/03      1/15/02       8/15/01       8/15/01      8/15/01       8/15/01
Last Prin                              3/15/28       3/15/28      3/15/28       3/15/28       2/15/28      2/15/28       2/15/28
Mod Duration                            9.7185        6.7514       5.2531        4.2258        3.6566       3.3278        3.0896

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.